Exhibit 99.1

7961 SHAFFER PARKWAY SUITE 5 LITTLETON, COLORADO 80127 TELEPHONE (720) 981-1185 FAX (720) 981-1186

Trading Symbol: VGZ
Toronto and NYSE Amex Equities Stock Exchanges

NEWS

Vista Gold Corp. Announces Dismissal of Change of Forest Land Use Permit Application for the Paredones Amarillos Gold Project

Denver, Colorado - February 19, 2010 — Vista Gold Corp. (“Vista” or the “Company”) (TSX & NYSE Amex Equities: VGZ) announced today that its wholly owned Mexican subsidiary, Minera Paredones Amarillos S.A. de C.V. (“MPA”) has received notice from the Mexican Secretariat of Environment and Natural Resources (“SEMARNAT”) that SEMARNAT has dismissed, on administrative grounds, MPA’s application for the Change of Forest Land Use Permit (“CUSF”) for the Company’s Paredones Amarillos gold project in Baja California Sur, Mexico (“Paredones Project”).  Specifically, SEMARNAT dismissed the CUSF application, without a review of its substantive merit, for MPA’s alleged failure to satisfy certain procedural and informational requirements.  The CUSF is required before the Company can commence construction of the Paredones Project.  The Company is currently amending its CUSF application to address SEMARNAT’s specific procedural and informational requirements and intends to re-file the application shortly.

In addition, while not formally the basis for SEMARNAT’s dismissal, SEMARNAT communicated what it believes are additional issues with the Company’s CUSF application, which SEMARNAT stated it was not able to resolve due to a lack of information, including:

•                  SEMARNAT’s refusal to recognize the validity of the Temporary Occupation Permits granted to MPA by the Mexican General Direction of Mines, which are a pre-requisite to filing for a CUSF, on the basis that the project is located in an environmentally protected area over which the Mexican General Direction of Mines does not have jurisdiction;

•                  The National Commission for Biodiversity objects to the project on environmental grounds; and

•                  MPA’s failure to obtain an official communication from the Mexican Natural Protected Areas Commission (“CONANP”) acknowledging CONANP’s conformity with MPA’s application for the CUSF.

While the Company believes these comments are without legal merit and that several of the comments are beyond the scope of SEMARNAT’s legal authority in connection with a review of a CUSF application, the Company expects the dismissal of the CUSF application will delay the commencement of construction, development and production of the Paredones Project.  In addition to re-filing its CUSF application, the Company is working with its legal counsel and political experts in Mexico on a broader strategy for the advancement of the permitting process for the Paredones Project. This includes a potential court challenge to SEMARNAT’s dismissal of the CUSF application as the Company’s advisors believe the legal basis for the dismissal was incorrect.  The Company will continue to provide information and updates as they become available.

About Vista Gold Corp.

Since 2001, Vista has acquired a number of gold projects with the expectation that higher gold prices would increase their value. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.  Vista has undertaken programs to advance the Paredones Amarillos gold project, located in Baja California Sur, Mexico, including a definitive feasibility study, the purchase of long delivery equipment items, and the purchase of land for the processing facilities, related infrastructure and the desalination plant. The results of a preliminary economic assessment completed in 2009 on the Mt. Todd gold project in Australia are encouraging and Vista is undertaking a pre-feasibility study and additional resource drilling to advance the project.  Vista’s other holdings include the Guadalupe de los Reyes gold project in Mexico, Yellow Pine gold project in Idaho, Awak Mas gold project in Indonesia, and the Long Valley gold project in California.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as, the amendment of the CUSF and the anticipated re-filing of the CUSF with the SEMARNAT, the Company’s belief that SEMARNAT’s comments on the CUSF are without legal merit or beyond the scope of SEMARNAT’s legal authority, the possible court challenge to SEMARNAT’s notice, the Company’s strategy for advancement of the permitting process for the Paredones Project, the possible reduction of reserves at the Paredones Project if the CUSF cannot be obtained, the timing for commencement of construction, development and production for the Paredones Project, estimates of mineral resources and mineral reserves, the potential to enhance the project economics of the Mt. Todd gold project through additional resource drilling, the timing for completion and expected results of the pre-feasibility study, favorable effects of Mt. Todd project economics, the results of the preliminary economic assessment, and other such matters are forward-looking statements and forward-looking information.  When used in this press release, the words “potential”, “indicate”, “expect”, “intend”, “hopes”, “believe”, “may”, “will”, “if”, “anticipate” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty regarding the amendment and re-filing of the CUSF, uncertainty regarding the SEMARNAT’s review of the amended CUSF application, risks related to the Company’s failure to obtain approval of the CUSF and begin construction of its Paredones Project, including unanticipated delays in beginning construction of the project due to a lack of obtaining the CUSF and the possible reduction of mineral reserves to mineral resources, uncertainty regarding potential court action against SEMARNAT in relation to the dismissal of the CUSF application and risks related to the outcome of such court action, including failure to receive approval of the CUSF application, uncertainty regarding the Company’s legal challenges to SEMARNAT’s issues with the CUSF and SEMARNAT’s authority in reviewing the CUSF application, uncertainty and risks regarding any political factors influencing the approval of the CUSF, possible impairment or write down of the carrying value of the Paredones Project if the CUSF is not granted,  uncertainty of resource and reserve estimates, estimates of results based on such resource and reserve estimates, risks relating to cost increases for capital and operating costs, risks relating to delays in the completion of the drilling program, risks related to the adequacy of the design of the drilling program, risk regarding the pre-feasibility study, risks relating to the delays at the Mt. Todd Project, risks related to the ability to obtain the necessary permits, risks of shortages and fluctuating costs of equipment or supplies, risks relating to fluctuations in the price of gold, the inherently hazardous nature of mining-related activities, potential effects on Vista’s operations of environmental regulations in the countries in which it operates, risks due to legal proceedings, risks relating to political and economic instability in certain countries in which it operates, risks related to repayment of debt, risks related to increased leverage and uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed under the headings “Uncertainty of Forward-Looking Statements” and “Risk Factors” in Vista’s latest Annual Report on Form 10-K as filed on March 13, 2009, as amended April 16, 2009, and Quarterly Report on Form 10-Q, as filed November 9, 2009, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

Without limiting the foregoing, this press release uses terms that comply with reporting standards in Canada and certain estimates are made in accordance with National Instrument 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”).  NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosures an issuer makes of scientific and technical information concerning mineral projects.  All mineral resource estimates contained in this press release, including the terms “measured mineral resources,” “indicated mineral resources” and “inferred mineral resources”, have been prepared in accordance with NI 43-101, and these standards differ significantly from the requirements of the U.S. Securities and Exchange Commission.  Mineral resources that are not mineral reserves have no demonstrated economic viability.  The resource information contained in this press release is not comparable to similar information disclosed by U.S. companies.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com.